Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Medley!

Prospectus Dated May 1, 2021

Supplement Dated July 21, 2021

Effective July 1, 2021, the following information replaces the existing disclosure relating to current expenses and performance in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY in your Policy prospectus for the respective portfolio:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses*	Average Annual Total Returns As of 12/31/2020
			1 year	5 year	10 year
Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.	Morgan Stanley VIF Core Plus Fixed Income Portfolio, Class II, Morgan Stanley Investment Management Inc.	0.90%	7.55%	5.73%	4.90%

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the fund for the year ended December 31, 2020, reflect temporary fee reductions under such an arrangement.
No changes to other footnotes.

Current Expenses for the Morgan Stanley VIF Core Plus Fixed Income Portfolio, Class II, as shown in the table above, have been restated to reflect the current expense reimbursement or fee waiver arrangement, which was reduced effective July 1, 2021.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2562 7-21